UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K12B

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

Cenntro Inc.
(Exact Name of Registrant as Specified in Charters)

Nevada	001-38544	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

501 Okerson Road, Freehold, New Jersey 07728
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant's Telephone Number, Including Area Code

Cenntro Electric Group Limited
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Comon Stock, $0.0001 par value per share	CENN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On February 27, 2024 (the “Implementation Date”), the redomiciliation of Cenntro Electric Group Limited, a public company incorporated under the laws of Australia (“CEGL”) was completed in accordance with the scheme implementation agreement, between CEGL and Cenntro Inc., a Nevada corporation (the “Company” or “Cenntro”). As a result of the redomiciliation, the jurisdiction of incorporation of the ultimate parent company of the Cenntro group of companies was changed from Australia to Nevada, and as a result of CEGL becoming a subsidiary of the Company.

The redomiciliation was effected pursuant to a statutory scheme of arrangement under Australian law (the “Scheme”), whereby on the Implementation Date, all of the issued ordinary shares of CEGL were exchanged for newly issued shares of common stock of the Company, on the basis of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for every one ordinary shares of CEGL.

The Company’s Common Stock issued in the Scheme was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the redomiciliation, CEGL’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and were listed on the Nasdaq Capital Market (“Nasdaq”).

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Implementation Date, the Company is the successor issuer to CEGL, the Company’s Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Company’s Common Stock began trading on Nasdaq at the start of trading on the Implementation Date under the symbol “CENN”, the same symbol under which CEGL’s ordinary shares were traded on Nasdaq prior to the Implementation Date. The new CUSIP for the Company’s Common Stock is 150964104.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01.

Item 3.02	Unregistered Sale of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under the Explanatory Note, Item 3.01, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information included under the Explanatory Note and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Directors and Executive Officers

Below is a list of the names, ages, positions and a brief summary of business experience of the individuals who serve as the Company’s directors and executive officers as of February 27, 2024.

Name	Age	Position
Peter Z. Wang	69	Chief Executive Officer, Managing Director and Chairman of the Board
Edmond Cheng	62	Chief Financial Officer
Wei Zhong	46	Chief Technology Officer
Tony W. Tsai	50	Vice President, Corporate Affairs and Corporate Secretary
Non-Executive Directors:
Yi Zeng	68	Director
Stephen Markscheid (1)(2)(3)	69	Director
Jiawei “Joe” Tong (1)(2)(3)	59	Director
Benjamin B. Ge (1)(2)(3)	56	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee

Biographical information with respect to Messrs. Wang, Cheng, Zhong, Tsai, Zeng, Tong,  and Ge can be found under Item 10 of the Annual Report on Form 10-K/A filed by CEGL with the SEC on July 6, 2023, and is incorporated by reference to this Item 5.02.

Mr. Stephen Markscheid was appointed a director on November 1, 2023. Mr. Markscheid has been the Managing Principal of Aerion Capital, a family office, since July 2022. He currently serves as independent non-executive director of six other publicly listed companies: Fanhua, Inc. (Nasdaq: FANH), a financial services provider (since 2007); Jinko Solar Inc. (NYSE: JKS), a solar panel manufacturer (since 2010); Kingwisoft Technology Services Ltd. (HKSE: 8295.HK), an information technology company (since 2016); Monterey Capital Acquisition Corporation (Nasdaq: MCAC), a special purpose acquisition company (since 2022); Four Leaf Acquisition Corporation (Nasdaq: FORL), a special purpose acquisition company (since 2023); and Tristar Acquisition I Corp. (NYSE: TRIS), a special purpose acquisition company (since 2023). Mr. Markscheid previously served as a director of UGE International (XTSX:UGE), a solar installation company from August 2019 to July 2023. He is also a trustee emeritus of Princeton-in-Asia. From 1998 to 2006, he worked for GE Capital. During his time with GE Capital, Mr. Markscheid led GE Capital’s business development activities in China and Asia Pacific, primarily acquisitions and direct investments. Prior to GE Capital, Mr. Markscheid worked with the Boston Consulting Group throughout Asia. He was a banker for ten years in London, Chicago, New York, Hong Kong and Beijing with Chase Manhattan Bank and First National Bank of Chicago. Mr. Markscheid began his career with the US-China Business Council, in Washington D.C. and Beijing. He earned a BA in East Asian Studies from Princeton University in 1976, an MA in international affairs from Johns Hopkins University in 1980, and an MBA from Columbia University in 1991, where he was class valedictorian. We believe that Mr. Markscheid’s extensive experience serving on public boards and working with technology companies makes him a qualified to serve on our board of directors.

Board Size and Composition

The Company’s business and affairs are managed under the direction of the Company’s board of directors (the “Board”). The Board currently consists of five directors, comprising the Company’s Chief Executive Officer, and four independent directors. The Board has determined that five directors, four of whom are independent, is the appropriate size for the Company. The number of directors is fixed from time to time by resolution of the Board pursuant to the Company’s amended and restated articles of incorporation (the “Articles”).

Each of the Company’s current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.

Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of those committees has a written charter approved by the Board. The current charter for each standing Board committee will be posted under the “Investor Relations” section of the Company’s website, www.cenntroauto.com.

The Board determined that each of Messrs. Zeng, Markscheid, Tong and Ge is independent under the Nasdaq listing standards, and Rule 10A-3 under the Exchange Act. Pursuant to Rule 10A-3(b)(1)(iv)(A)(2) under the Exchange Act, the Company’s audit committee consists entirely of independent directors.

Audit Committee: Messrs. Ge (Chairman), Markscheid and Tong. The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance. The Audit Committee is also responsible for preparing a report to be included in the Company’s annual proxy statement, advising and consulting the management and the Board regarding the Company’s financial affairs, and appointing, overseeing and approving compensation for the work of the Company’s independent auditors.

Compensation Committee: Messrs. Tong (Chairman), Markscheid and Ge.  The Compensation Committee establishes and administers the Company’s policies, programs and procedures for compensating and providing benefits to its executives and Board. The Committee’s responsibilities specifically include reviewing and approving the goals and objectives relevant to the chief executive officer’s and other executive officers’ compensation, evaluating the performance of the chief executive officer and other executive officers in light of those goals and objectives, and making recommendations to the Board with respect to non-employee director compensation. The Committee is also responsible for making recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

Nominating and Corporate Governance Committee: Messrs. Tong (Chairman), Markscheid and Ge. The Nominating and Corporate Governance Committee manages all aspects of the governance of the Company’s Board. The Committee’s responsibilities include identifying individuals qualified to become members of the Board, recommending candidates to fill Board vacancies and newly created director positions, recommending whether incumbent directors should be nominated for re-election upon the expiration of their terms, recommending corporate governance guidelines applicable to the Board and to the Company’s employees, overseeing the evaluation of the Board and its committees, and assessing and recommending Board members to the Board for committee membership.

Share Option Plan

On the Implementation Date, and pursuant to the Scheme, the Company assumed CEGL’s obligations with respect to the settlement of options (the “Options”) that were issued by CEGL prior to the Implementation Date pursuant to CEGL’s amended and restated 2016 incentive stock option plan and 2022 stock incentive plan (the “Share Option Plans”) by way adoption of a new incentive plan, the Company’s 2023 equity incentive plan (the “2023 Plan”), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Following the Implementation Date, no new options will be issued under the Share Option Plans. The Company has assumed CEGL’s obligations with respect to the settlement of incentive options that were previously issued by CEGL under the 2023 Plan.

The foregoing description of the Share Option Plan is qualified in its entirety by reference to the text of such Share Option Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the redomiciliation, the Company’s Board approved the Company’s Articles and amended and restated bylaws (the “Bylaws”). The summary of the material terms of the Articles and Bylaws are included under the heading “Description of Common Stock” in Item 8.01 of this Current Report on Form 8-K and is incorporated herein by reference to this Item 5.03.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Implementation Date, the Company adopted a code of ethics and business conduct (the “Code”), which applies to all directors, officers and employees of the Company and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on the Company’s website at www.cenntroauto.com.

Item 8.01	Other Events.

Press Release

On February 26, 2024, the Company issued a press release announcing the implementation of the Scheme and imminent completion of the redomiciliation and other information related thereto. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Implementation Date the Company is the successor issuer to CEGL, the Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

DESCRIPTION OF COMMON STOCK

The following description of the Company’s common stock is a summary. This summary is subject to The Nevada Revised Statutes (the “NRS”) and the complete text of the Articles and Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference to this Item 8.01.

General

The Articles authorize the issuance of up to 1,100,000,000 shares, consisting of (i) 1,000,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share. On the Implementation Date, all of the issued and outstanding ordinary shares of CEGL were exchanged for newly issued shares of common stock of the Company, on the basis of one share of the Company’s common stock for every one ordinary share issued by CEGL.

Voting Rights

Each holder of common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. The Company’s Articles are silent as to cumulative voting rights in the election of our directors.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of the Company’s common stock are entitled to receive dividends, if any, as may be declared from time to time by the Company’s Board out of legally available funds. Dividends may be paid in cash, in property or in shares of common stock, subject to the provisions of the Bylaws, Articles and applicable law. Declaration and payment of any dividend will be subject to the discretion of the Board. The time and amount of dividends will be dependent upon the Company’s financial condition, operations, cash requirements and availability, debt repayment obligations, capital expenditure needs, restrictions in the Company’s debt instruments, industry trends, the provisions of Nevada law affecting the payment of distributions to stockholders and any other factors the Board may consider relevant.

Rights and Preferences

Holders of the Company’s common stock have no pre-emptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the Company’s common stock. The rights, preferences and privileges of the holders of the Company’s common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that the Company may designate in the future.

Fully Paid and Nonassessable

All outstanding shares of the Company’s common stock are fully paid and non-assessable.

Annual Stockholder Meetings

The Bylaws provide that annual stockholder meetings will be held at a date, place (if any) and time, as exclusively selected by the Board. To the extent permitted under applicable law, the Company may but is not obligated to conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of the NRS

Some provisions of the NRS, could make the following transactions difficult: (i) acquisition of the Company by means of a tender offer; (ii) acquisition of the Company by means of a proxy contest or otherwise; or (iii) removal of incumbent officers and directors of the Company. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the best interests of the Company, including transactions that might result in a premium over the market price for the Company’s common stock.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Board.

Nevada Anti-Takeover Statutes

The Company is subject to Nevada provisions of law providing that an acquiring person who acquires a controlling interest in a corporation may only exercise the voting rights of control shares if those voting rights are conferred by a majority vote of the corporation’s disinterested stockholders at a special meeting held upon the request of the acquiring person. If the acquiring person is accorded full voting rights and acquires control shares with at least a majority of all the voting power, then stockholders who did not vote in favor of authorizing voting rights for those control shares are entitled to payment for the fair value of such stockholders’ shares. A “controlling interest” is an interest that is sufficient to enable the acquiring person to exercise at least one-fifth of the voting power of the corporation in the election of directors. “Control shares” are outstanding voting shares that an acquiring person or associated persons acquire or offer to acquire in an acquisition and those shares acquired during the 90-day period before the person involved became an acquiring person.

These provisions of Nevada law apply only to “issuing corporations” as defined therein. An “issuing corporation” is a Nevada corporation that (a) has 200 or more stockholders, with at least 100 of such stockholders being both stockholders of record and residents of Nevada, and (b) does business in Nevada directly or through an affiliated corporation. As of the date of this prospectus supplement, we do not know whether we have 100 stockholders of record that are residents of Nevada. Therefore, these provisions of Nevada law are believed not apply to acquisitions of our shares and will not so apply until such time as both of the foregoing conditions are satisfied. At such time as these provisions of Nevada law may apply to us, they may discourage companies or persons interested in acquiring a significant interest in or control of our company, regardless of whether such acquisition may be in the interest of our stockholders.

Nevada law also restricts the ability of a corporation to engage in any combination with an interested stockholder for three years from when the interested stockholder acquires shares that cause the stockholder to become an interested stockholder, unless the combination or purchase of shares by the interested stockholder is approved by the Board of Directors before the stockholder became an interested stockholder. If the combination was not previously approved, then the interested stockholder may only effect a combination after the three-year period if the stockholder receives approval from a majority of the disinterested shares or the offer satisfies certain fair price criteria.

An “interested stockholder” is a person who is:

●	the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation; or

●
an affiliate or associate of the corporation and, at any time within three years immediately before the date in question,  was the beneficial owner, directly or indirectly of 10% or more of the voting power of the then outstanding shares of the corporation.

Our Articles and Bylaws do not exclude us from these restrictions.

These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board and in the policies formulated by the Board and to discourage some types of transactions that may involve the actual or threatened change of control of our company. These provisions are designed to reduce our vulnerability to an unsolicited proposal for the potential restructuring or sale of all or a part of our company. However, these provisions could discourage potential acquisition proposals and could delay or prevent a change in control of our company. They also may have the effect of preventing changes in our management.

Special Stockholder Meetings

The Bylaws provide that a special meeting of stockholders may be called by (i) the President or Chief Executive Officer of the Company, if any, or (ii) by the President or Secretary of the Company at the request in writing of a majority of the Board or at the request in writing of the holders of a majority of all the shares issued, outstanding and entitled to vote.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws establish timely notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors of the Company.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Company’s Board consists of five directors and the Board may, from time to time, fix the authorized number of directors by resolution of the Board. Directors shall serve for a term ending on his or her death, or resignation or removal from office, or the election and qualification of his or her successor, whichever shall first occur. Any officer or agent elected or appointed by the Board may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board. Except as otherwise provided by the NRS, the Articles or the Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by a duly authorized and executed proxy at the meeting and entitled to vote on the election of directors. Furthermore, any vacancy on the Company’s Board, however occurring, including a vacancy resulting from an increase in the size of the board, may be filled only by a majority vote of the board of directors then in office, even if less than a quorum, or by the sole remaining director.

Amendment of the Articles and Bylaws

The Articles may be amended in any manner permitted under the NRS and the Bylaws may be amended by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The Board may also amend, modify or repeal the Bylaws, or adopt any new provision.

Limitations of Liability and Indemnification Matters

Each of the Articles and Bylaws provide that the Company is required to indemnify its directors and officers to the fullest extent not prohibited by Nevada law. The Bylaws also obligates the Company to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision, from which there is no further right to appeal, that such indemnitee is not entitled to be indemnified for such expenses.

To the fullest extent permitted by the NRS, or any other applicable law, the Company, upon approval by the Board, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to the Bylaws.

Forum for Adjudication of Disputes

The Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) derivative actions or proceedings brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or employee of the Company to the Company or the Company’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall the Eighth Judicial District Court of Clark County, Nevada. The Bylaws further provide that the federal district courts of the District of Nevada shall, to the fullest extent permitted by law, be the exclusive forum.

Transfer Agent and Registrar

The transfer agent and registrar for the Company’s common stock is Continental Stock Transfer & Trust Company. The transfer agent’s address is 1 State Street, 30th Floor, New York, NY 10004.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Scheme Implementation Agreement.

3.1*	Amended and Restated Articles of Incorporation of Cenntro Inc., filed with the Secretary of State of the State of Nevada on February 26, 2024.

3.2*	Amended and Restated Bylaws of Cenntro Inc., dated November 10, 2023.

10.1*	Cenntro Inc. 2023 Equity Incentive Plan.

14.1*	Code of Ethics and Business Conduct.

99.1**	Press release, dated February 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cenntro Inc.
Dated: February 27, 2024

	By:	/s/ Peter Z. Wang
Peter Z. Wang
Chief Executive Officer